UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05010

THE HUNTINGTON FUNDS

(Exact name of registrant as specified in charter)

2960 North Meridian Street, Suite 300

Attn: Huntington Funds Officer

Indianapolis, IN 46208

(Address of principal executive offices) (Zip code)

Martin R. Dean

The Huntington National Bank

37 West Broad Street, 6th Floor

Columbus, OH 43215

(Name and address of agent for service)

Copies to:

David C. Mahaffey, Esq.

Sullivan & Worcester

1666 K Street, N.W.

Washington, DC 20006

Registrant’s telephone number, including area code: 1-800-253-0412

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Item 1.	Reports to Stockholders.

Annual Shareholder Report

OCTOBER 31, 2014

CLASS A SHARES

CLASS C SHARES

INSTITUTIONAL SHARES

Rev. August 2014

FACTS	WHAT DO THE HUNTINGTON FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and income

¡   Account balances and transaction history

¡   Information about your investment goals and risk tolerances

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Huntington Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Huntington Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	Yes	Yes
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

¡   Call toll-free 1-800-253-0412

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Calltoll-free 1-800-253-0412

State Disclosures - In addition to your rights described below and in this notice, you may have other rights under state laws. We will comply with applicable state laws with respect to our information practices.

California and Vermont Customers have other protections under state law. If your primary mailing address is in California or Vermont, we will not share your financial information that we collect except as permitted by law, including, for example, with your consent or to service your account. We will also not use your information for joint marketing purposes. We do not share customer information with third parties except as permitted by law.

Who we are
Who is providing this notice?	The Huntington Funds, a family of mutual funds advised by Huntington Asset Advisors, Inc.

What we do
How do the Huntington Funds protect my personal information?	We maintain, and require all Fund service providers to maintain policies designed to assure only appropriate access to, and use of information about, our customers. We rely on the Huntington Funds’ transfer agent to appropriately dispose of our customers’ nonpublic personal information and to protect against its unauthorized access or use when we are no longer required to maintain this information.
How do the Huntington Funds collect my personal information?

We collect your personal information, for example, when you

¡   Complete an account application or other forms with us

¡   Make a transaction in the Funds

¡   Correspond with us or our service providers—in written form, via telephone or through the Funds’ website

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   Sharing for affiliates’ everyday business purposes—information about your creditworthiness

¡   Affiliates from using your information to market to you

¡   Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	For joint accounts, any one of the joint account holders has the right to exercise the option described above. If you are a joint account holder, your decision will also apply to others with whom you jointly hold accounts. If you have more than one consumer account with us, you need only respond once.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

¡   Our affiliates include companies with a Huntington name and financial companies, including Huntington Asset Advisors, Huntington Investment Company, Huntington Asset Services and Unified Financial Securities.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

¡   Nonaffiliates we share with can include banks, securities broker-dealers, insurance companies, data processors, software companies, marketing service providers, and state and federal government agencies.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ The Huntington Funds currently do not have any joint marketing arrangements.

Message from the Chief Investment Officer

Dear Shareholder:

Over the past fiscal year, the investment markets provided investors with a continuation of the strong showings experienced since the 2008-2009 recession ended. Virtually all domestic markets performed well with the NASDAQ Composite Index® (“NASDAQ”)1 performing the best, delivering a 19.65% return for the one-year period ended October 31, 2014. Boosted by the spectacular 48% return of Apple, Inc. shares, the NASDAQ outpaced both the Standard & Poor’s 500® Index2 (up 17.27%) and the Dow Jones Industrial Average3 (up 14.48%) and also led the Standard & Poor’s SmallCap 600® Index4 (up 9.29%) and the Standard & Poor’s MidCap 400® Index5 (up 11.65%). Excitement in the domestic markets was further accentuated during the year when Alibaba, the Chinese e-commerce company, became the largest IPO in history when it was listed on the NYSE. Only the international and emerging markets, represented respectively by the MSCI EAFE Index6 (down -0.60%) and the MSCI Emerging Markets Index7 (up 0.64%), failed to generate returns in excess of inflation.

Despite numerous headwinds generated by geopolitical events during the year, investors continued to recognize the value of corporate ownership as they bid up prices. As the result of mergers and acquisitions, the number of listed companies has been reduced by approximately half since 1998. The number of stock buybacks and the latest trend of corporate ‘inversions’ has further led to an ever dwindling pool of investable assets, resulting in an imbalance in the supply/demand equation. Certainly with the demand for liquid investments increasing and the supply of those assets reduced, the resulting factor is an expansion in price.

The past few months of the fiscal year, however, have proven to be more of a concern for investors. Ambiguous comments from Federal Reserve Chair Yellen and Fed meeting minutes did little to allay investor expectation of the course of interest rates. Since the Quantitative Easing programs (that have been such a support for the equity and bond markets) were officially terminated in October, investors were left with speculation in regards to interest rate policies going forward. Concurrently, the rising incidence of the Ebola virus and its impact on travel and international trade, the greater expansion of ISIS territory and world-wide terrorism, and the on-again off-again turmoil between the Ukraine and Russia have caused some recent dislocation in the markets. Furthermore, the mid-term elections have added another level of uncertainty and complexity to the investment markets. We believe the shift in the control of Congress will assuredly signify a change in corporate winners and losers, and investors will have to determine the impact to various sectors and companies affected.

Please take a moment and read the Management’s Discussion of Fund Performance for the Huntington World Income Fund and the Huntington Income Generation Fund in the following Annual Shareholder Report. Whether the future economic environment presents still greater opportunities or pitfalls, our strategy is to remain flexible and manage your investment in these Funds in a prudent fashion. As always, the managers of the Huntington Funds seek to control risk, while providing opportunities to add value to our shareholders. We appreciate your continued confidence in this approach.

Randy Bateman, CFA

President & Chief Investment Officer

Huntington Asset Advisors, Inc.

(1)	The NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ.

(2)	The S&P 500 Index is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

(3)	The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry.

(4)	The S&P SmallCap 600 Index is an unmanaged index which generally represents all major industries in the small-cap range of the U.S. stock market.

(5)	The S&P MidCap 400 Index is an unmanaged index which generally represents all major industries in the mid-cap range of the U.S. stock market.

Message from the Chief Investment Officer

Message from the Chief Investment Officer (Continued)

(6)	The MSCI Europe, Australasia and Far East Index (EAFE) is an unmanaged market capitalization weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America.

(7)	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

These indices are unmanaged and, unlike the Funds, are not affected by cash flows. It is not possible to invest directly in an index.

Message from the Chief Investment Officer

Annual Shareholder Report

Huntington World Income Fund

Huntington Income Generation Fund

Huntington World Income Fund	As of 10/31/14

Management’s Discussion of Fund Performance

Portfolio Manager:

Randy Bateman, CIO

Senior Portfolio Manager

Huntington Asset Advisors, Inc.

For the fiscal year ended October 31, 2014, the Huntington World Income Fund’s (“Fund”) Institutional Shares produced a total return of -2.94% based on net asset value. This performance was lower than the total return of 0.57% for the Fund’s primary benchmark, the Bank of America Merrill Lynch Global Broad Market Index1 for the same period. However, since the World Income Fund has both equity and fixed income exposure in its portfolio and the primary benchmark does not reflect investments in equity securities, the Fund’s performance is also compared to the World Income Indices Blend1. This is a custom blended index reflecting the performance of two benchmarks, the MSCI AC World Index1 (“MSCI ACWI”), which focuses on international equities, and the Bank of America Merrill Lynch Global Broad Market Index, which incorporates international bonds. This custom blended index produced a return of 4.17% for the same period due to the relatively strong equity performance in the world’s stock markets.

The Fund is managed using our top-down style and portfolio construction techniques which are aimed at producing a high level of income and low volatility through the use of high dividend-paying domestic and foreign stocks, and preferred stocks. Foreign and domestic debt option hedges are also utilized to help mitigate the potential for loss and smooth out performance. The Fund concluded its third full fiscal year on October 31, 2014. Over the last year, the Fund endured the inverse valuation effects of the rising value of the U.S. dollar on its foreign and commodity based holdings. The U.S. dollar strengthening as the U.S. economic performance improved led to the curtailment of the Federal Reserve Bank’s accommodative monetary policy. In turn, this made U.S. dollar denominated assets more attractive and led to greater demand which produced a higher valuation for the dollar relative to non-dollar assets.

In addition to the performance drag from the currency translation, the Fund also suffered from weaker global commodity prices as a secondary effect of the stronger U.S dollar since most commodity transactions are settled globally in U.S. dollars. The Fund focuses on investment in the natural resource area as a source of reliable income generation through the use of Master Limited Partnerships2, Real Estate Investment Trusts3 and Royalty Trusts. As the prices for energy, timber and agricultural products declined this past year, the valuations of these investments were adversely impacted. The Fund engaged in a program of consistent downside hedging to ameliorate these market forces, however, it was insufficient to overcome the combined performance drag of both currency and commodity price action during the period.

The Fund was able to generate income and related option premium during the period to sustain the distribution rate, despite the currency and commodity headwinds.

(1)	The Bank of America Merrill Lynch Global Broad Market Index tracks the performance of investment grade debt publicly issued in the major domestic and Eurobond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities. The World Income Indices Blend is a custom blended index comprised of the following two indices with their noted respective weightings: MSCI ACWI (50%) and Bank of America Merrill Lynch Global Broad Market Index (50%). MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. This custom blended index and its respective weightings are reflective of the Fund’s sector diversification. Indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

(2)	Master Limited Partnerships (MLPs) concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.

(3)	Real estate investment trusts (“REITs”) and real-estate related securities involve special risks associated with an investment in real estate, such as limited liquidity and interest rate risks and may be more volatile than other securities. In addition, the value of REITs and other real estate-related investments is sensitive to changes in real estate values, extended vacancies of properties and other environmental and economic factors.

Investments in international markets present special risks including currency fluctuation, the potential for diplomatic and political instability, regulatory and liquidity risks, foreign taxation and differences in auditing and other financial standards. Risks of foreign investing are generally intensified for investments in emerging markets.

Bonds are affected by a number of risks, including fluctuations in interest rates, credit risks, and prepayment risk. In general, as prevailing interest rates rise, fixed income securities prices will fall. Bonds face credit risk if a decline in an issuer’s credit rating or credit worthiness, causes a bond’s price to decline. High yield bonds are subject to additional risks such as increased risk of default and greater volatility because of lower credit quality of the issues.

Annual Shareholder Report

Huntington World Income Fund (Continued)

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end or after-tax returns may be obtained by calling 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, with load, include the 4.75% maximum sales charge for the Class A shares or the 1.00% maximum deferred sales charge for the Class C shares.

Class	Expense Ratios
Institutional Shares	0.74%
Class A Shares	0.99%
Class C Shares	1.49%

The above expense ratios are from the Fund’s prospectus dated February 28, 2014. Additional information pertaining to the Fund’s expense ratios as of October 31, 2014 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The Bank of America Merrill Lynch Global Broad Market Index has been adjusted to reflect reinvestment of dividends on securities in the index.

International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards. In addition, prices of emerging markets securities can be significantly more volatile than the prices of securities in developed countries.

The Fund is distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the advisor of the Huntington Funds.

(a)	The Fund commenced operations for the Institutional and Class A Share classes on May 2, 2011.

(b)	Class C Shares commenced operations on January 3, 2014. Prior to January 3, 2014, performance is based on the performance of Class A Shares adjusted for the Class C Shares 12b-1 fees and contingent deferred sales charge.

(c)	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(d)	The Bank of America Merrill Lynch Global Broad Market Index and World Income Indices Blend are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

Annual Shareholder Report

Huntington Income Generation Fund	As of 10/31/14

Management’s Discussion of Fund Performance

Portfolio Manager:

Randy Bateman, CIO

Senior Portfolio Manager

Huntington Asset Advisors, Inc.

For the fiscal year ended October 31, 2014, the Huntington Income Generation Fund’s (“Fund”) Class C Shares produced a total return (not including the deduction of applicable sales charges) of -1.47% based on net asset value. This performance was lower than the total return of 0.57% for the Fund’s primary benchmark, the Bank of America Merrill Lynch Global Broad Market Index1 for the same period. However, since the Fund has both equity and fixed income exposure in its portfolio and the primary benchmark does not reflect investments in equity securities, the Fund’s performance is also compared to the Income Generation Indices Blend1. This is a custom blended index reflecting the performance of two benchmarks, the MSCI AC World Index1 (“MSCI ACWI”), which focuses on international equities, and the Bank of America Merrill Lynch Global Broad Market Index, which incorporates international bonds. This custom blended index produced a return of 4.17% for the same period due to the relatively strong equity performance in the world’s stock markets.

The Fund is managed using our top-down style and portfolio construction techniques which are aimed at producing a high level of income and low volatility through the use of high dividend-paying domestic and foreign stocks, Master Limited Partnerships2, Real Estate Investment Trusts3 and preferred stocks. Foreign and domestic debt option hedges are also utilized to help mitigate the potential for loss and smooth out performance. These strategies are all incorporated within the Huntington World Income Fund, Huntington Dividend Capture Fund and Huntington Disciplined Equity Fund, which are the underlying investments of the Fund that are tactically allocated.

Over the last year, the Fund faced market volatility as investors assessed the pending U.S. election, the geopolitical risks in the Middle East, the outbreak of Ebola pandemic, and market reaction to the Federal Reserve’s cessation of its quantitative easing. From its outset, the Fund has focused on income and has been fully invested. The Fund will typically hold a predominance of its assets in the Huntington World Income Fund to both assist in the generation of income and work in combination with the other underlying Funds as a potential hedge against the volatile markets in equity and fixed income investments. The Fund’s inclusion of the Huntington Disciplined Equity Fund is intended to add a level of incremental safety and lower volatility. The underperformance of the Income Generation Fund relative to its benchmark was primarily a result of its heavy exposure to the World Income Fund. In order to obtain the targeted yield, the exposure of the World Income Fund was necessary and its performance was hampered by the strength of the dollar and the adverse effects that had on many international yield vehicles, which are a large component of the World Income Fund.

(1)	The Bank of America Merrill Lynch Global Broad Market Index tracks the performance of investment grade debt publicly issued in the major domestic and Eurobond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities. The Income Generation Indices Blend is a custom blended index comprised of the following two indices with their noted respective weightings: MSCI ACWI (50%) and Bank of America Merrill Lynch Global Broad Market Index (50%). MSCI ACWI is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. This custom blended index and its respective weightings are reflective of the Fund’s sector diversification. Indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

(2)	Master Limited Partnerships (MLPs) concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.

(3)	Real estate investment trusts (“REITs”) and real-estate related securities involve special risks associated with an investment in real estate, such as limited liquidity and interest rate risks and may be more volatile than other securities. In addition, the value of REITs and other real estate-related investments is sensitive to changes in real estate values, extended vacancies of properties and other environmental and economic factors.

Annual Shareholder Report

Huntington Income Generation Fund (Continued)

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end or after-tax returns may be obtained by calling 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, with load, include the 4.75% maximum sales charge for the Class A shares or the 1.00% maximum deferred sales charge for the Class C shares.

Class	Expense Ratios
Class A Shares	1.49%
Class C Shares	1.99%

The above expense ratios are from the Fund’s prospectus dated February 28, 2014. Additional information pertaining to the Fund’s expense ratios as of October 31, 2014 can be found in the financial highlights.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The Bank of America Merrill Lynch Global Broad Market Index has been adjusted to reflect reinvestment of dividends on securities in the index.

The Fund is distributed by Unified Financial Securities, Inc. (Member FINRA), a wholly owned subsidiary of Huntington Bancshares, Inc. and an affiliate of Huntington Asset Advisors, Inc., the advisor of the Huntington Funds.

(a)	The Fund commenced operations for the Class C Shares on August 31, 2012.

(b)	Class A Shares commenced operations on January 3, 2014. Prior to January 3, 2014, performance is based on the performance of Class C Shares adjusted for the Class A Shares 12b-1 fees and sales charge.

(c)	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(d)	The Bank of America Merrill Lynch Global Broad Market Index and Income Generation Indices Blend are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

Annual Shareholder Report

Huntington World Income Fund	October 31, 2014

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Common Stocks	59.6%
Preferred Stocks	15.3%
Short-Term Securities Held as Collateral for Securities Lending	9.1%
Cash[1]	4.1%
Foreign Government Bonds	3.7%
Exchange-Traded Funds	2.8%
Corporate Bonds	2.7%
Closed-End Funds	2.2%
Options Purchased	0.5%
Total	100.0%

[1]	Investments in an affliated money market fund.

Portfolio holdings and allocations are subject to change. As of October 31, 2014, percentages in the table above are based on total investments. Such total investments may differ from the percentage set forth below in the Portfolio of Investments which are computed using the Fund’s net assets.

The Portfolio of Investments are broken down by sectors, and these sectors do not represent industry categories for purposes of identifying “industy concentration” as described in the Investment Company Act of 1940, as amended.

Portfolio of Investments

Shares		Value

Common Stocks — 65.7%
Australia — 2.1%
Financials — 2.1%
11,200	National Australia Bank Ltd.	$344,805
Bermuda — 4.1%
Industrials — 4.1%
8,500	Golar LNG Partners LP	307,615
13,000	Teekay Offshore Partners LP (a)	389,090
		696,705
Canada — 10.5%
Energy — 6.9%
5,800	Baytex Energy Corp. (a)	177,190
9,900	Crescent Point Energy Corp.	327,189
13,500	Freehold Royalties Ltd.	251,531
9,900	Pembina Pipeline Corp. (b)	410,256
		1,166,166
Financials — 1.3%
8,400	Dream Office Real Estate Investment Trust	212,627
Telecommunication Services — 2.3%
8,800	BCE, Inc. ADR	391,336
		1,770,129
Cayman Islands — 2.0%
Financials — 2.0%
17,100	Home Loan Servicing Solutions Ltd.	328,491

Shares		Value

Common Stocks — (Continued)
Hong Kong — 2.2%
Industrials — 2.2%
18,000	Seaspan Corp. (b)	$367,200
Norway — 0.0%
Energy — 0.0%
400	Ship Finance International Ltd.	6,876
Spain — 1.8%
Financials — 1.8%
34,758	Banco Santander SA ADR (b)	304,828
United Kingdom — 3.3%
Telecommunication Services — 1.3%
6,500	Vodafone Group PLC ADR (a)	215,930
Utilities — 2.0%
4,500	National Grid PLC ADR	334,755
		550,685
United States — 39.7%
Consumer Staples — 1.6%
5,500	Altria Group, Inc. (a)	265,870
Energy — 10.8%
6,500	Energy Transfer Partners LP (a)	418,795
6,163	Kinder Morgan Energy
	Partners LP (a)	578,089

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington World Income Fund	(Continued)

Shares		Value

Common Stocks — (Continued)
United States — (Continued)
Energy — (Continued)
9,900	Linn Energy LLC (a)	$246,906
11,700	North European Oil Royalty Trust	213,993
6,300	Plains All American Pipeline LP	355,005
		1,812,788
Financials — 12.2%
13,500	Apollo Global Management LLC (a)	307,125
41,800	Apollo Investment Corp.	344,850
53,900	BGC Partners, Inc.	457,072
16,050	KKR & Co. LP	346,038
22,500	Medallion Financial Corp.	259,875
35,900	Prospect Capital Corp. (b)	343,922
		2,058,882
Health Care — 2.1%
41,300	PDL BioPharma, Inc. (a)	352,289
Industrials — 3.4%
13,200	TAL International Group, Inc. (a)	569,316
Real Estate Investment Trusts — 6.1%
22,500	Annaly Capital Management, Inc.	256,725
14,400	Hospitality Properties Trust	426,384
32,400	Inland Real Estate Corp.	343,764
		1,026,873
Telecommunication Services — 3.5%
6,300	Verizon Communications, Inc. (a)	316,575
27,000	Windstream Holdings, Inc. (b)	282,960
		599,535
		6,685,553
Total Common Stocks (Cost $11,080,581)		11,055,272
Preferred Stocks — 16.8%
Bermuda — 1.8%
Financials — 1.8%
11,500	Axis Capital Holdings Ltd.,
	Series C, 6.875%	306,475
United States — 15.0%
Financials — 10.6%
14,000	Deutsche Bank Contingent Capital Trust II, 6.550%	362,740
14,000	First Republic Bank, Series A, 6.700%	366,660
12,000	PNC Financial Services Group, Inc., Series P, 6.125%	326,880

Principal Amount or Shares		Value

Preferred Stocks — (Continued)
United States — (Continued)
Financials — (Continued)
14,000	Raymond James Financial, Inc., 6.900%	$378,000
12,000	Wells Fargo & Co., Series J, 8.000%	352,440
		1,786,720
Real Estate Investment Trusts — 4.4%
14,000	PS Business Parks, Inc., Series S, 6.450%	363,580
14,000	Realty Income Corp., Series F, 6.625%	377,580
		741,160
		2,527,880
Total Preferred Stocks (Cost $2,756,166)		2,834,355
Corporate Bonds — 3.0%
United States — 3.0%
Financials — 1.7%
$350,000	General Electric Capital Corp., 5.500%, 2/1/17 GMTN	279,781
Real Estate Investment Trusts — 1.3%
200,000	Developers Diversified Realty Corp., 7.500%, 4/1/17	226,800
		506,581
Total Corporate Bonds (Cost $504,543)		506,581
Foreign Government Bonds — 4.1%
Indonesia — 0.8%
1,700,000,000	Indonesian Government, Series FR55, 7.375%, 9/15/16 (c)	140,178
Mexico — 1.4%
30,000	Mexican Bonos, Series M, 5.000%, 6/15/17 (c)	227,955
Poland — 1.6%
279,000	Poland Government Bond, Series 415, 5.500%, 4/25/15 (c)	84,281
560,000	Poland Government Bond, Series 416, 5.000%, 4/25/16 (c)	174,086
		258,367
South Africa — 0.3%
620,000	South Africa Government Bond, Series R201, 8.750%, 12/21/14 (c)	56,414
Total Foreign Government Bonds (Cost $844,964)		682,914

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington World Income Fund	(Continued)

Contracts or Shares		Value

Exchange-Traded Funds — 3.0%
17,000	Alerian MLP ETF (b)	$315,860
5,000	iShares U.S. Preferred Stock ETF	198,750
		514,610
Total Exchange-Traded Funds (Cost $492,189)		514,610
Closed-End Funds — 2.4%
United States — 2.4%
34,000	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	406,640
Total Closed-End Funds (Cost $444,767)		406,640
Options Purchased — 0.6%
300	CBOE Volatility Index, Call @ $16, Expiring November 2014 (a)	40,500
300	CBOE Volatility Index, Call @ $24, Expiring November 2014 (a)	11,400
800	iShares MSCI Emerging Markets ETF, Put @ $41, Expiring November 2014 (d)	21,600
250	SPDR S&P 500 Index ETF, Put @ $185, Expiring November 2014 (d)	4,250
250	SPDR S&P 500 Index ETF, Put @ $195, Expiring November 2014 (d)	18,750
		96,500
Total Options Purchased (Cost $440,338)		96,500
Cash Equivalents — 4.5%
756,158	Huntington U.S. Treasury Money Market Fund, Institutional Shares, 0.030% (e) (f)	756,158
Total Cash Equivalents (Cost $756,158)		756,158

Shares		Value

Short-Term Securities Held as Collateral for Securities Lending — 10.1%
1,695,788	Fidelity Institutional Money Market Portfolio, Institutional Class, 0.080% (f)	$1,695,788
Total Short-Term Securities Held as Collateral for Securities Lending (Cost $1,695,788)		1,695,788
Total Investments (Cost $19,015,494) — 110.2%		18,548,818
Liabilities in Excess of Other Assets — (10.2)%		(1,714,044)
Net Assets — 100.0%		$16,834,774
(a)	All or a portion of the security is held as collateral for written call options.

(b)	All or a portion of the security was on loan as of October 31, 2014. The total value of securities on loan as of October 31, 2014 was $1,662,820.

(c)	Foreign-denominated security. Principal amount is reported in applicable country’s currency.

(d)	All or a portion of the security is held as collateral for written put options.

(e)	Investment in affiliate.

(f)	Rate disclosed is the seven day yield as of October 31, 2014.

*	Non-income producing security.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

GMTN — Global Medium Term Note

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Huntington Income Generation Fund	October 31, 2014

Portfolio of Investments Summary Table	(unaudited)

Asset Allocation	Percentage of Market Value
Equity Mutual Funds[1]	97.9%
Cash[1]	2.1%
Total	100.0%
[1]	Investments in an affliated funds.

Portfolio holdings are subject to change. As of October 31, 2014, percentages in the table above are based on total investments. Such total investments may differ from the percentage set forth below in the Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Value

Mutual Funds — 97.7% (a)
36,489	Huntington Disciplined Equity Fund, Institutional Shares	$396,998
27,796	Huntington Dividend Capture Fund, Institutional Shares	314,650
223,857	Huntington World Income Fund, Institutional Shares	1,755,042
Total Mutual Funds (Cost $2,541,239)		2,466,690
Cash Equivalents — 2.1%
52,400	Huntington U.S. Treasury Money Market Fund, Institutional Shares, 0.030% (a) (b)	52,400
Total Cash Equivalents (Cost $52,400)		52,400
Total Investments (Cost $2,593,639) — 99.8%		2,519,090
Other Assets in Excess of Liabilities — 0.2%		4,969
Net Assets — 100.0%		$2,524,059
(a)	Investment in affiliate.

(b)	Rate disclosed is the seven day yield as of October 31, 2014.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Statements of Assets and Liabilities	October 31, 2014

	Huntington World Income Fund(a)	Huntington Income Generation Fund(a)
Assets:
Investments, at cost	$19,015,494	$2,593,240
Investments, at value	$17,792,660	$—
Investments in affiliated securities, at value	756,158	2,519,090
Total investments	18,548,818	2,519,090
Cash	2,126	—
Income receivable	97,101	2
Receivable from Advisor	20,403	7,849
Receivable from affiliate	6,252	—
Tax reclaims receivable	7,118	—
Prepaid expenses and other assets	15,655	16,057
Total assets	18,697,473	2,542,998
Liabilities:
Payable for return of collateral on loaned securities	1,695,788	—
Options written, at value (premium received $297,580 and $-)	124,295	—
Payable for shares redeemed	236	1,359
Accrued expenses and other payables:
Administration	2,665	388
Custodian	1,219	10
Distribution (12b-1)	1,923	1,428
Shareholder services	3,657	533
Transfer and dividend disbursing agent	4,314	2,198
Trustee	673	59
Professional	17,323	10,787
Printing and postage	9,364	1,958
Compliance services	100	6
Other	1,142	213
Total Liabilities	1,862,699	18,939
Net Assets	$16,834,774	$2,524,059

Net Assets consist of:
Paid in capital	$21,478,484	$2,616,174
Net unrealized depreciation of investments, options and translations of assets and liabilities in foreign currency	(295,143)	(74,549)
Accumulated net realized loss on investments, options and foreign currency transactions	(4,635,265)	(17,566)
Accumulated net investment income (loss)	286,698	—
Net Assets	$16,834,774	$2,524,059

Net Assets:
Institutional Shares	$8,748,902	$—
Class A Shares	$7,768,724	$408,276
Class C Shares	$317,148	$2,115,783
Shares Outstanding: (unlimited number of shares authorized, no par value):
Institutional Shares	1,115,302	—
Class A Shares	990,734	42,419
Class C Shares	40,457	219,889
Net Asset Value, Redemption Price and Offering Price Per Share:
Institutional Shares	$7.84	$—
Class A Shares	$7.84	$9.62
Class C Shares (b)	$7.84	$9.62
Offering Price Per Share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$8.23	$10.10
Maximum Sales Charge:
Class A Shares	4.75%	4.75%

(a)	See Note 8 of the Notes to Financial Statements.
(b)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares held less than 12 months.

(See notes which are an integral part of the Financial Statements)

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Statements of Operations	Year Ended October 31, 2014

	Huntington World Income Fund	Huntington Income Generation Fund
Investment Income:
Dividend income	$1,736,749	$—
Dividend income from affiliated securities	201	104,842
Interest income	119,281	—
Income from securities lending, net(a)	55,976	—
Foreign dividend taxes withheld	(64,205)	—
Total investment income	1,848,002	104,842
Expenses:
Investment advisory	126,458	2,385
Administration	46,075	4,345
Custodian	11,893	18
Transfer and dividend disbursing agent	42,130	27,003
Trustee	3,354	295
Professional	32,686	12,176
Distribution (12b-1)—Class A Shares	21,018	394 (b)
Distribution (12b-1)—Class C Shares	1,156 (b)	16,701
Shareholder services—Institutional Shares	41,826	—
Shareholder services—Class A Shares	21,018	394 (b)
Shareholder services—Class C Shares	385 (b)	5,567
State registration costs	43,049	39,998
Printing and postage	40,895	5,578
Insurance premiums	3,145	2,602
Compliance services	1,120	95
Line of credit	576	47
Interest expense	216	39
Other	14,498	3,051
Total expenses	451,498	120,688
Investment advisory fees contractually waived	(126,458)	(2,385)
Reimbursement from Advisor	(186,096)	(95,213)
Net expenses	138,944	23,090
Net investment income	1,709,058	81,752
Net Realized/Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized loss on investment transactions	(2,005,220)	—
Net realized gain on investment transactions of affiliates	—	3,793
Net realized gain on written option transactions	438,188	—
Net realized loss on foreign currency transactions	(1,177)	—
Net realized gain (loss) on investments, options and translation of assets and liabilities in foreign currency transactions	(1,568,209)	3,793
Net change in unrealized depreciation of investments, options and translation of assets and liabilities in foreign currency	(808,202)	(130,978)
Net realized and unrealized loss on investments, options and foreign currency transactions	(2,376,411)	(127,185)
Change in net assets resulting from operations	$(667,353)	$(45,433)

(a)	Income from securities lending is net of ($16,899 and $-) expenses paid to Huntington National Bank.

(b)	For the period January 3, 2014 (commencement of operations) to October 31, 2014.

(See notes which are an integral part of the Financial Statements)

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Statements of Changes in Net Assets

	Huntington World Income Fund			Huntington Income Generation Fund
	Year Ended October 31, 2014		Year Ended October 31, 2013	Year Ended October 31, 2014		Year Ended October 31, 2013
Increase (Decrease) in Net Assets:
Operations—
Net investment income	$1,709,058		$2,616,996	$81,752		$87,124
Net realized gain (loss) on investments, options and foreign currency transactions	(1,568,209)		(2,858,178)	3,793		12,026
Net change in unrealized appreciation/depreciation of investments, options and foreign currency transactions	(808,202)		1,883,593	(130,978)		75,779
Net increase (decrease) in net assets resulting from operations	(667,353)		1,642,411	(45,433)		174,929
Distributions to Shareholders—
From and/or excess of net investment income:
Institutional Shares	(932,548)		(1,824,950)	(5	)(b)	(4,066)
Class A Shares	(464,774)		(432,126)	(6,767	)(a)	—
Class C Shares	(8,572	)(a)	—	(81,465)		(87,878)
From net realized gain on investments:
Institutional Shares	—		—	(6	)(b)	—
Class C Shares	—		—	(24,906)		—
From return of capital:
Institutional Shares	(177,001)		—	—		—
Class A Shares	(89,177)		—	(773)		—
Class C Shares	(1,987)		—	(10,844)		—
Change in net assets resulting from distributions to shareholders	(1,674,059)		(2,257,076)	(124,766)		(91,944)
Change in net assets resulting from capital transactions	(13,451,313)		(5,248,382)	392,113		554,626
Change in net assets	(15,792,725)		(5,863,047)	221,914		637,611
Net Assets
Beginning of year	32,627,499		38,490,546	2,302,145		1,664,534
End of year	$16,834,774		$32,627,499	$2,524,059		$2,302,145

Accumulated net investment income (loss) included in net assets at end of year	$286,698		$164,934	$—		$—
Capital Transactions:
Institutional Shares
Shares sold	$7,041,069		$6,593,362	$—		$3,111
Dividends reinvested	495,432		889,869	—		4,057
Shares redeemed	(21,973,622)		(14,114,548)	(524	)(b)	(107,427)
Total Institutional Shares	(14,437,121)		(6,631,317)	(524)		(100,259)
Class A Shares
Shares sold	5,694,544		5,079,956	436,596	(a)	—
Dividends reinvested	385,451		234,913	3,032	(a)	—
Shares redeemed	(5,431,242)		(3,931,934)	(10,995	)(a)	—
Total Class A Shares	648,753		1,382,935	428,633		—
Class C Shares
Shares sold	340,679	(a)	—	793,079		1,053,717
Dividends reinvested	9,227	(a)	—	74,179		55,356
Shares redeemed	(12,851	)(a)	—	(903,254)		(454,188)
Total Class C Shares	337,055		—	(35,996)		654,885
Net change resulting from capital transactions	$(13,451,313)		$(5,248,382)	$392,113		$554,626
Share Transactions:
Institutional Shares
Shares sold	845,227		767,418	—		306
Dividends reinvested	60,254		104,142	—		407
Shares redeemed	(2,655,074)		(1,649,662)	(52	)(b)	(10,694)
Total Institutional Shares	(1,749,593)		(778,102)	(52)		(9,981)
Class A Shares
Shares sold	693,649		592,161	43,223	(a)	—
Dividends reinvested	47,063		27,517	307	(a)	—
Shares redeemed	(657,423)		(460,012)	(1,111	)(a)	—
Total Class A Shares	83,289		159,666	42,419		—
Class C Shares
Shares sold	40,901	(a)	—	79,511		105,955
Dividends reinvested	1,133	(a)	—	7,470		5,529
Shares redeemed	(1,577	)(a)	—	(90,698)		(45,152)
Total Class C Shares	40,457		—	(3,717)		66,332
Net change resulting from share transactions	(1,625,847)		(618,436)	38,650		56,351

(a)	For the period January 3, 2014 (commencement of operations) to October 31, 2014.
(b)	Institutional Shares liquidated on January 16, 2014.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Financial Highlights

(For a share outstanding throughout each period ended October 31)

	Net Asset Value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investment transactions	Distributions from return of capital	Total distributions	Net Asset Value, end of period
HUNTINGTON WORLD INCOME FUND
Institutional Shares
2011(4)	$10.00	0.29		(1.00)	(0.71)	(0.28)	—	—	(0.28)	$9.01
2012	$9.01	0.61		(0.22)	0.39	(0.63)	—	—	(0.63)	$8.77
2013	$8.77	0.65	(7)	(0.21)	0.44	(0.56)	—	—	(0.56)	$8.65
2014	$8.65	0.56	(7)	(0.81)	(0.25)	(0.40)	—	(0.16)	(0.56)	$7.84
Class A Shares
2011(4)	$10.00	0.26		(0.98)	(0.72)	(0.27)	—	—	(0.27)	$9.01
2012	$9.01	0.58		(0.21)	0.37	(0.61)	—	—	(0.61)	$8.77
2013	$8.77	0.62	(7)	(0.20)	0.42	(0.54)	—	—	(0.54)	$8.65
2014	$8.65	0.55	(7)	(0.82)	(0.27)	(0.45)	—	(0.09)	(0.54)	$7.84
Class C Shares
2014(8)	$8.40	0.39		(0.52)	(0.13)	(0.38)	—	(0.05)	(0.43)	$7.84
HUNTINGTON INCOME GENERATION FUND
Class A Shares
2014(8)	$10.01	0.30		(0.32)	(0.02)	(0.35)	—	(0.02)	(0.37)	$9.62
Class C Shares
2012(9)	$10.00	0.04		(0.06)	(0.02)	(0.03)	—	—	(0.03)	$9.95
2013	$9.95	0.38	(7)	0.37	0.75	(0.41)	—	—	(0.41)	$10.29
2014	$10.29	0.28		(0.43)	(0.15)	(0.36)	(0.11)	(0.05)	(0.52)	$9.62
(1)	Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.
(2)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(3)	Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(4)	For the period May 2, 2011 (commencement of operations) to October 31, 2011.
(5)	Not Annualized.
(6)	Computed on an annualized basis.
(7)	Calculated using average shares for the period.
(8)	For the period January 3, 2014 (commencement of operations) to October 31, 2014.
(9)	For the period August 31, 2012 (commencement of operations) to October 31, 2012.
(10)	Does not include the effect of expenses of underlying funds.

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report

Total return(1)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)		Net Assets, end of period (000 omitted)	Portfolio turnover rate(3)

(7.17	)%(5)	1.79	%(6)	6.38	%(6)	1.79	%(6)	$18,760	60	%(5)
4.55%		1.25%		7.10%		1.48%		$31,935	76%
5.35%		0.81%		7.59%		1.44%		$24,780	104%
(2.94)%		0.47%		6.82%		1.67%		$8,749	73%

(7.27	)%(5)	2.04	%(6)	6.13	%(6)	2.04	%(6)	$3,699	60	%(5)
4.29%		1.50%		6.83%		1.73%		$6,556	76%
5.10%		1.06%		7.23%		1.69%		$7,847	104%
(3.17)%		0.70%		6.69%		2.01%		$7,769	73%

(1.66	)%(5)	1.16	%(6)	5.88	%(6)	2.70	%(6)	$317	73	%(5)

(0.20	)%(5)	0.48	%(6)	3.85	%(6)	4.23	%(6)	$408	18	%(5)

(0.20	)%(5)	0.79	%(6)(10)	3.47	%(6)	26.85	%(6)(10)	$1,565	2	%(5)
7.72%		0.98	%(10)	3.81%		5.68	%(10)	$2,302	62%
(1.47)%		1.00	%(10)	3.40%		5.12	%(10)	$2,116	18%

Annual Shareholder Report

Notes to Financial Statements

October 31, 2014

(1)	Organization

The Huntington Funds (the “Trust”) was organized as a single Delaware statutory trust on June 30, 2006. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2014, the Trust operated 18 separate series, or mutual funds, each with its own investment objective and strategy. The prospectus provides a description of each fund’s investment objectives, policies and strategies along with information on the classes of shares currently being offered. This report contains financial statements and financial highlights of the Huntington World Income Fund (“World Income Fund”) and Huntington Income Generation Fund (“Income Generation Fund”) (individually referred to as a “Fund”, or collectively as the “Funds”). The World Income Fund commenced operations on May 2, 2011. The Income Generation Fund commenced operations on August 31, 2012. The World Income Fund offers Institutional Shares, Class A shares, and Class C shares.The Income Generation Fund offers Class A shares and Class C shares. Prior to January 16, 2014, the Income Generation Fund offered Institutional Shares. Each class of shares has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. The price at which the Funds will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges. Class A has a maximum sales charge on purchases of 4.75% as a percentage of the original purchase price. Class C has a contingent deferred sales charge of 1.00% on shares sold within one year of purchase.

Under the Trust’s organizational documents, its officers and Board of Trustees (“Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2)	Significant Accounting Policies

The Funds are each an investment company and both follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.	Investment Valuations

The Trust calculates the NAV for each of the Funds by valuing securities held based on fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets.
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3—significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust recognizes transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

In computing the NAV of the Funds’ fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Trustee-approved policies, the Trust relies on certain security pricing services to provide the current market value of securities. Those security pricing services value equity securities (including foreign equity securities, exchange-traded funds and closed-end funds) traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.Investments in open-end investment companies are valued at their respective net asset value as

Annual Shareholder Report

reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Option contracts are generally valued using the closing price based on quote data from the six major U.S. options exchanges on which such options are traded, and are typically categorized as Level 1 in the fair value hierarchy.

Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a bid price estimated by the security pricing service. Foreign securities quoted in foreign currencies are translated in U.S. dollars at the foreign exchange rate in effect as of the close of the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern Time), on the day the value of the foreign security is determined. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Securities for which market quotations are not readily available are valued at fair value under Trust procedures approved by the Trustees. In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors including, but not limited to the following: dealer quotes, published analyses by dealers or analysts regarding the security, transactions which provide implicit valuation of the security (such as a merger or tender offer transaction), the value of other securities or contracts which derive their value from the security at issue, and the implications of any other circumstances which have caused trading in the security to halt. With respect to certain narrow categories of securities, the procedures utilized by the Pricing Committee detail specific valuation methodologies to be applied in lieu of considering the aforementioned list of factors. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

Fair valuation procedures are also used when a significant event affecting the value of a portfolio security is determined to have occurred between the time when the price of the portfolio security is determined and the close of trading on the NYSE, which is when each Fund’s NAV is computed. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Significant events include significant securities market movements occurring between the time the price of the portfolio security is determined and the close of trading on the NYSE. For domestic fixed income securities, such events may occur where the cut-off time for the market information used by the independent pricing service is earlier than the end of regular trading on the NYSE. For securities normally priced at their last sale price in a foreign market, such events can occur between the close of trading in the foreign market and the close of trading on the NYSE.

In some cases, events affecting the issuer of a portfolio security may be considered significant events. Examples of potentially significant events include announcements concerning earnings, acquisitions, new products, management changes, litigation developments, a strike or natural disaster affecting the company’s operations or regulatory changes or market developments affecting the issuer’s industry occurring between the time when the price of the portfolio security is determined and the close of trading on the NYSE. For securities of foreign issuers, such events could also include political or other developments affecting the economy or markets in which the issuer conducts its operations or its securities are traded.

There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV. In the case of good faith fair valued portfolio securities, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a portfolio security’s present value. Good faith fair valuations generally remain unchanged until new information becomes available. Consequently, changes in good faith fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations.

The Funds’ Trustees have authorized the use of an independent fair valuation service to monitor changes in a designated U.S. market index after foreign markets close, and to implement a fair valuation methodology to adjust the closing prices of foreign securities if the movement in the index is significant. In the event of an increase or decrease greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party to fair value its international equity securities, which are then typically categorized as Level 2 in the fair value hierarchy.

Annual Shareholder Report

Notes to Financial Statements (Continued)

The following is a summary of the inputs used to value the Funds’ investments as of October 31, 2014, based on the three levels defined previously:

	LEVEL 1	LEVEL 2	LEVEL 3	Total
World Income Fund
Investment Securities:
Common Stocks	$11,055,272	$—	$—	$11,055,272
Preferred Stocks	2,834,355	—	—	2,834,355
Corporate Bonds	—	506,581	—	506,581
Foreign Government Bonds	—	682,914	—	682,914
Exchange-Traded Funds	514,610	—	—	514,610
Closed-End Funds	406,640	—	—	406,640
Options Purchased	96,500	—	—	96,500
Cash Equivalents	756,158	—	—	756,158
Short-Term Securities Held as Collateral for Securities	1,695,788	—	—	1,695,788

Total Investment Securities	17,359,323	1,189,495	—	18,548,818

Other Financial Instruments:*
Written Options	(124,295)	—	—	(124,295)

Total Investments	17,235,028	1,189,495	—	18,424,523

Income Generation Fund
Investment Securities:
Mutual Funds	2,466,690	—	—	2,466,690
Cash Equivalents	52,400	—	—	52,400

Total Investment Securities	2,519,090	—	—	2,519,090

*	Other Financial Instruments are derivative instruments not reflected on the Porfolio of Investments, such as written option contracts.

Transfers from Level 1 to Level 2 are due to significant movement of a designated U.S. market index, triggering a systematic valuation model provided by an independent third party to fair value the international equity securities at reporting period end. Transfers from Level 2 to Level 1 indicate that the fair valuation of international equity securities used at the previous reporting period end did not occur as of the current reporting period end.

For the year ended October 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. The Trust recognizes significant transfers between fair value hierarchy levels at the reporting period end. There were no transfers between any levels as of October 31, 2014.

B.	When-Issued and Delayed Transactions

The World Income Fund may engage in when-issued or delayed delivery transactions. The World Income Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract. The Funds did not own any when- issued or delayed-delivery securities as of October 31, 2014.

C.	Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency transactions.

D.	Derivative Instruments

The Funds may be subject to equity price risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. The Funds may invest in various financial instruments including positions in foreign currency contracts and written option contracts to gain exposure to or hedge against changes in the value of equities or foreign currencies. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Annual Shareholder Report

Foreign Exchange Contracts—The Funds may enter into forward foreign exchange contracts. A forward foreign exchange contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. Such contracts are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to provide the desired currency exposure. The contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. At October 31, 2014, the Funds did not have any forward foreign exchange contracts outstanding.

Written Options Contracts—The Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes the Funds to equity price risk.

The following is a summary of World Income Fund’s written option activity for the year ended October 31, 2014:

Contracts	Number of Contracts	Premium
Outstanding at 10/31/2013	2,010	$203,701
Options written	20,510	1,440,369
Options closed	(14,673)	(1,003,653)
Options expired	(3,627)	(297,702)
Options exercised	(1,044)	(45,135)
Outstanding at 10/31/2014	3,176	$297,580

As of October 31, 2014, World Income Fund had the following outstanding written option contracts:

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation/ Depreciation
Altria Group, Inc.	Call	November 2014	$47	55	$8,608	$(6,355)
Apollo Global Management LLC	Call	November 2014	22.50	135	8,100	(815)
Baytex Energy Corp.	Call	November 2014	35	58	1,160	1,794
CBOE Volatility Index	Call	November 2014	21	300	18,000	12,589
CBOE Volatility Index	Call	November 2014	30	300	4,500	29,089
Energy Transfer Partners LP	Call	November 2014	65	65	10,725	4,791
iShares MSCI Emerging Markets ETF	Put	December 2014	38	800	2,400	23,171
Kinder Morgan Energy Partners LP	Call	December 2014	95	61	15,860	(1,405)
Linn Energy LLC	Call	November 2014	27	99	2,228	4,897
PDL BioPharma, Inc.	Call	November 2014	9	413	5,163	3,783
SPDR S&P 500 Index ETF	Put	November 2014	179	250	2,500	84,359
SPDR S&P 500 Index ETF	Put	November 2014	190	250	8,750	31,490
TAL International Group, Inc.	Call	November 2014	42.50	132	17,490	(4,427)
Teekay Offshore Partners LP	Call	November 2014	32	130	4,225	(203)
Verizon Communications, Inc.	Call	November 2014	49	63	9,387	(5,766)
Vodafone Group PLC	Call	November 2014	33	65	5,200	(3,707)
Net unrealized appreciation on written option contracts						$173,285

Annual Shareholder Report

Notes to Financial Statements (Continued)

The following tables identify the location and fair value of derivative instruments on the Statements of Assets and Liabilities as of October 31, 2014 and the effect of derivative instruments on the Statements of Operations for the year ended October 31, 2014.

The Fair Value of Derivative Instruments as of October 31, 2014:

	Asset Derivatives	Liability Derivatives
Primary Risk Exposure	Statements of Assets and Liabilities Location	Statements of Assets and Liabilities Location	Fund	Fair Value
Written Option Contracts	None	Options Written, at value	World Income Fund	$124,295

The effect of Derivative Instruments on the Statements of Operations for the fiscal year ended October 31, 2014:

Primary Risk Exposure	Location of Gain on Derivatives Recognized from Operations	Fund	Realized Gain on Derivatives Recognized from Operations	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized from Operations
Written Option Contracts	Net realized gain on written option transactions/net change in unrealized appreciation/(depreciation) on written options	World Income Fund	$438,188	$172,684

Balance	Sheet Offsetting Information

Netting Agreements—During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows a Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of October 31, 2014, the Funds were not invested in any portfolio securities or derivatives that could be netted subject to the netting agreements.

The following tables provide a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities as of October 31, 2014.

Securities Loaned				Gross Amounts Not Offset in Statements of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)
World Income Fund	$1,695,788	$—	$1,695,788	$(1,695,788)	$—	$—

Written Options				Gross Amounts Not Offset in Statements of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities(1)	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount (not less than 0)
World Income Fund	$124,295	$—	$124,295	$(3,933,675)	$—	$—

(1)	Gross Amounts of Recognized Liabilities as presented on the Statements of Assets and Liabilities are the actual closing values of liabilities outstanding as of October 31, 2014. Notional Values for Written Options as of October 31, 2014 are presented in the subsequent table.

Annual Shareholder Report

The notional value of the written options contracts outstanding as of October 31, 2014 and the month-end average notional amount for the year ended October 31, 2014 are detailed in the table below:

Fund	Average Month-End Notional Amount	October 31, 2014 Notional Amount
World Income Fund	$13,569,846	$17,701,450

Derivative positions open during the year and at year end, if any, are reflected for each Fund in the tables above. The volume of these positions relative to each Fund’s net assets at the close of the reporting period is generally higher than the volume of such positions at the beginning of the reporting period. The Funds value derivative instruments at fair value and recognize changes in fair value currently in the results on operations.

E.	Securities Lending

To generate additional income, the Funds may lend a certain percentage of their total assets, to the extent permitted by the 1940 Act or the rules or regulations thereunder, on a short-term basis to certain brokers, dealers or other financial institutions pursuant to a securities lending agreement with Morgan Stanley & Co. LLC. In determining whether to lend to a particular broker, dealer or financial institution, Huntington Asset Advisors, Inc. (the “Advisor”) will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Funds, based on the prior day’s closing price. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet the required amounts under the securities lending agreement. The Funds receive payments from the borrowers equivalent to the dividends and interest that would have been earned on securities on loan. In addition, the Funds lending securities receive an annual minimum securities lending fee and retain a portion of the interest, dividends and other distributions received on investment of cash collateral. Collateral is marked-to-market daily. One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although the loan is fully collateralized, if a borrower defaults, the Fund could lose money. There is also the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. Loans are subject to termination by the Funds or the borrower at any time and, therefore, are not considered to be illiquid investments. Huntington National Bank (“Huntington”) serves as the custodian and receives an annual securities lending fee for collateral monitoring and record keeping services.

As of October 31, 2014, the World Income Fund had securities with the following market values on loan and related activity:

Value of Loaned Securities	Value of Collateral	Average Loan Outstanding During the Year	Securities Lending Income Received by the Fund	Fees Paid by the Fund to Huntington From Securities Lending
$1,662,820	$1,695,788	$4,062,671	$72,875	$16,899

F.	Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid. The Funds will not incur any registration costs upon such resale. The Funds’ restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value price as determined by the Trust’s Pricing Committee. At October 31, 2014, the Funds did not hold any restricted securities.

G.	Security Transactions and Related Income

During the period, investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income

Annual Shareholder Report

Notes to Financial Statements (Continued)

and expenses are accrued daily. Dividends, less foreign tax withholding (if any), are recorded on the ex-dividend date.

H.	Dividends and Distributions to Shareholders

Dividends from net investment income are declared and paid monthly for the Funds. The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. tax treatment of foreign currency gain/loss, non-deductible stock issuance costs, paydown gains/losses on mortgage backed securities and asset backed securities, distributions and income received from pass through investments and net investment loss adjustments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to market discounts, capital loss carryforwards and losses deferred due to wash sales, straddles, and return of capital from investments.

Dividends are declared separately for each class. No class has preferential rights; differences in per share dividend rates are generally due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually.

The Funds may own shares of real estate investments trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

The Funds may invest in Master Limited Partnerships (“MLPs”), which generally are treated as partnerships for Federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLPs’ taxable income in computing its own taxable income.

I.	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses specific to a class are charged to that class.

Expenses not directly attributable to a Fund are allocated proportionally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

J.	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Withholding taxes on foreign interest, dividends and capital gains with respect to the Funds have been provided for in accordance with each applicable country’s tax rules and rates.

As of October 31, 2014, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)*
World Income Fund	$18,761,061	$1,307,086	$(1,519,329)	$(212,243)
Income Generation Fund	2,611,204	53,043	(145,157)	(92,114)

*	The differences between the book-basis unrealized appreciation/(depreciation) are attributable primarily to: tax deferral of losses on wash sales, the tax treatment of Trust Preferred securities, hybrid securities and Grantor trusts, differences related to partnership investments, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and the return of capital adjustments for real estate investment trusts.

The tax character of distributions paid during the fiscal year ended October 31, 2014, was as follows:

	Distributions Paid From*
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
World Income Fund	$1,405,894	$—	$1,405,894	$268,165	$1,674,059
Income Generation Fund	106,370	6,779	113,149	11,617	124,766

Annual Shareholder Report

The tax character of distributions paid during the fiscal year ended October 31, 2013, was as follows:

	Distributions Paid From*
Fund	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
World Income Fund	$2,305,936	$—	$2,305,936	$49,053	$2,354,989
Income Generation Fund	91,944	—	91,944	—	91,944

*	The tax character of distributions paid may differ from the character of distributions shown on the statements of changes in net assets due to short-term capital gains being treated as ordinary income for tax purposes.

As of October 31, 2014, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Other Temporary Differences	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
World Income Fund	$—	$—	$—	($119,342)	($4,526,901)	$2,533	($4,643,710)
Income Generation Fund	—	—	—	—	—	(92,115)	(92,115)

Certain qualified late year losses incurred after December 31 and within the current taxable year are deemed to arise on the first business day of the Funds’ following taxable year. For the tax year ended October 31, 2014 the Funds did not defer any late year ordinary losses.

Losses incurred that will be carried forward indefinitely are as follows:

	Loss Carryforward Character
Fund	Short-Term	Long-Term
World Income Fund	$3,742,058	$784,843
Income Generation Fund	—	—

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e. the last three tax year ends and the interim tax period since then). Management believes there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

(3)	Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee—The Advisor, a subsidiary of Huntington, serves as the Funds’ investment advisor. Each Fund pays the Advisor a fee for its services, an amount of its average daily net assets as shown below, computed daily and paid monthly.

Fund	Tier	Annual Rate
World Income Fund	Up to $500 million	0.50%
	On the next $500 million to $1 billion	0.45%
	In excess of $1 billion	0.40%
Income Generation Fund	All	0.10%

Huntington and the Advisor may also pay out of their reasonable profits and other resources (including those of their affiliates) advertising, marketing, and other expenses for the benefit of the Funds.

The amount reflected in the Statements of Assets and Liabilities as “Receivable from affiliate” reflects the amount due from an affiliate of the Advisor related to certain foreign currency transactions during the period.

Effective December 13, 2013, the Advisor has agreed to contractually waive all or a portion of its investment advisory fee and/or reimburse certain operating expenses of the World Income Fund to the extent necessary in order to limit the Fund’s total fund net annual operating expenses (after the fee waivers and/or reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 0.41%, 0.66% and 1.16% of the Institutional Shares, Class A Shares, and Class C Shares daily net assets, respectively, through February 27, 2015. Prior to December 13, 2013, the Advisor had agreed to contractually waive all or a portion of its investment advisory fee for the World Income Fund (based on average daily net assets) to which it is otherwise entitled to receive and/or to reimburse certain operating expenses of the World Income Fund in order to limit the total direct net annual operating expenses and acquired fund fees and expenses to not more than 1.10%, and 1.35% of the Institutional Shares and Class A Shares, respectively, through February 27, 2015.

The Advisor has agreed to contractually waive all or a portion of its investment advisory fee and/or reimburse certain operating expenses of the Income Generation Fund to the extent necessary in order to limit the Fund’s total fund net annual operating expenses (after the fee waivers and/or reimbursements, and exclusive of acquired

Annual Shareholder Report

Notes to Financial Statements (Continued)

fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 0.48% and 0.98% of Class A Shares and Class C Shares, respectively, through February 27, 2015.

Amounts waived or reimbursed in the contractual period may be recouped by the Advisor within three years of the waiver and/or reimbursement. As of October 31, 2014, the following amounts have been waived or reimbursed by the Advisor and are subject to repayment by the respective Fund:

Fund	Amount Waived or Reimbursed	Expiring Beginning October 31,
World Income Fund	$212,080	2016
	312,554	2017
Income Generation Fund	38,466	2015
	107,644	2016
	97,598	2017

Administrative Fees—Huntington Asset Services, Inc. (“HASI”), a wholly owned subsidiary of Huntington Bancshares, Inc., serves as Administrator to the Trust. The fees paid for these services are based on the level of average net assets of each Fund for the period, subject to minimum fees in certain circumstances.

Maximum Administrative Fee	Average Daily Net Assets of the Trust
0.1822%	On the first $4 billion
0.1650%	On the next $2 billion
0.1575%	On the next $2 billion
0.1450%	On assets in excess of $8 billion

There is no minimum annual fee per fund or class of shares.

Distribution and Shareholder Services Fees—The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plan, the Funds will compensate qualified intermediaries for distribution services in connection with Class A Shares not to exceed 0.25% of the daily net assets of each Fund’s Class A Shares and not to exceed 1.00% of the daily net assets of each Fund’s Class C Shares. Institutional Shares are not subject to Rule 12b-1 fees. Class A Shares and Institutional Shares are also subject to a shareholder services fee not to exceed 0.25% of the daily net assets of such shares. For the year ended October 31, 2014, Huntington and its affiliates received $44,128 and $384 in shareholder service fees from the World Income Fund and Income Generation Fund, respectively. For the year ended October 31, 2014, Unified Financial Securities, Inc. (the “Distributor”), received commissions of $22,355 earned on sales of Class A Shares of the Funds. For the year ended October 31, 2014, the Distributor paid out commissions earned on sales of Class A Shares on behalf of the Funds of $2,198 to affiliated broker-dealers of the Funds.

Transfer and Dividend Disbursing Agent Fees and Expense—HASI is the transfer and dividend disbursing agent for the Funds. For its services, HASI receives a yearly fixed amount per shareholder account, subject to a yearly minimum fee of $12,000 for each of the Funds. HASI is also entitled to receive additional amounts that may be activity or time-based charges, plus reimbursement for out-of-pocket expenses.

Custodian Fees—Huntington serves as custodian for each of the Funds. Brown Brothers Harriman serves as sub-custodian for the World Income Fund’s foreign assets. Huntington and Brown Brothers Harriman receive fees based on the level of the Fund’s average daily net assets for the period, plus out-of-pocket expenses.

General—Certain officers of the Trust are Officers, Directors and/or Trustees of the Distributor.

Each Trustee who is not an “interested person” of the Trust, as such term is defined in the 1940 Act, receives a $25,000 annual retainer plus $2,500 per regular Board meeting. The Audit Committee Chairman receives a $33,000 annual retainer plus $2,500 per regular Board meeting. The Independent Chairman of the Board receives a $50,000 annual retainer plus $2,500 per regular Board meeting. The Board or a committee may establish ad hoc committees or sub-committees. Any committee or sub-committee member may be compensated by the Funds for incremental work outside of the regular meeting process based on the value added to the Funds. In addition, the Funds reimburse Trustees who are not employees of or affiliated with the Advisor for out-of-pocket expenses incurred in conjunction with attendance at meetings. For the year ended October 31, 2014, actual Trustee compensation was $329,000 in aggregate from the Trust.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in certain affiliated money market funds which are managed by the Advisor. Income distributions earned from investments in these funds are recorded as income from affiliates in the accompanying financial statements. A summary of each Fund’s investment in such affiliated money market funds is set forth below:

Huntington U.S. Treasury Money Market Fund	10/31/2013 Market Value	Purchases	Sales	10/31/2014 Market Value	Income
World Income Fund	$1,007,686	$27,493,091	$(27,744,619)	$756,158	$201

Annual Shareholder Report

Additionally, Income Generation Fund invests in other funds within the Trust. A summary of these investments in affiliated funds is set forth below:

Income Generation Fund	10/31/2013 Market Value	Purchases	Sales	10/31/2014 Market Value	Income
Huntington U.S. Treasury Money Market Fund	$—	$1,307,407	$(1,255,007)	$52,400	$41
Huntington Disciplined Equity Fund	167,347	228,687	—	396,998	3,094
Huntington Dividend Capture Fund	245,883	41,846	(105,265)	314,650	9,442
Huntington Income Equity Fund	111,998	3,322	(2,564)	—	759
Huntington World Income Fund	1,770,859	459,689	(310,000)	1,755,042	91,506

(4)	Income Generation Fund Structure

The Income Generation Fund, in accordance with its prospectus, seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) with similar investment objectives. As a result, investors in the Income Generation Fund incur expenses of both the Income Generation Fund and Underlying Funds, including transaction costs related to the purchases and sales of Underlying Fund shares.

(5)	Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2014, were as follows:

Fund	Purchases	Sales
World Income Fund	$17,829,245	$31,459,585
Income Generation Fund	733,544	410,000

The Funds made no purchases or sales of long-term U.S. government securities for the year ended October 31, 2014.

(6)	Foreign Investment Risk

Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Foreign governments may expropriate assets, imposed capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have severe effect on security prices and impair the Funds ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts, and financial reporting standards or regulatory requirements may not be comparable to those applicable to U.S. companies.

(7)	Line of Credit

The Trust participates in a short-term credit agreement (“Line of Credit”) with Citibank N.A. (“Citi”). Under the terms of the agreement, the Trust may borrow up to $20 million. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citi receives an annual facility fee of 0.10% on $20 million for providing the Line of Credit. Each Fund in the Trust pays a pro-rata portion of this facility fee plus any interest on amounts borrowed. For the year ended October 31, 2014, the following Funds had borrowings under this Line of Credit:

Fund	Average Loan Balance	Weighted Average Interest Rate	Number of Days Outstanding*	Interest Expense Incurred	Maximum Loan Outstanding
World Income Fund	$688,558	1.41%	8	$216	$1,000,000
Income Generation Fund	1,000,000	1.41%	1	39	1,000,000

*	Number of Days Outstanding represents the total days during the year ended October 31, 2014 that each Fund utilized the Line of Credit.

As of October 31, 2014, the Funds had no outstanding borrowings under this Line of Credit.

(8)	Subsequent Event

At a meeting of the Board of Trustees of the Trust held on October 30, 2014, the Trustees considered and approved the recommendation of the Advisor to dissolve and liquidate the World Income Fund and Income Generation Fund. The Funds were liquidated on December 19, 2014.

Annual Shareholder Report

Notes to Financial Statements (Continued)

(9)	Other Tax Information (unaudited)

For the year ended October 31, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2014 Form 1099-DIV.

For the year ended October 31, 2014, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
World Income Fund	65%
Income Generation Fund	77%

For the taxable year ended October 31, 2014, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deduction
World Income Fund	48%
Income Generation Fund	64%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

Fund	Long-Term Capital Gains Paid Amount
World Income Fund	$—
Income Generation Fund	6,779

The Funds designated the following amounts as short term capital gain distributions:

Fund	Short-Term Capital Gains Paid Amount
World Income Fund	$—
Income Generation Fund	24,231

The Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding shares on October 31, 2014 are as follows:

Annual Shareholder Report

Report Of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of the Huntington Funds:

We have audited the accompanying statements of assets and liabilities of the Huntington World Income Fund and Huntington Income Generation Fund (two of the portfolios constituting The Huntington Funds, collectively referred to as the “Funds”), including the portfolios of investments, as of October 31, 2014 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Huntington Funds referred to above at October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

December 23, 2014

Annual Shareholder Report

Supplemental Information (Unaudited)

Shareholder Expense Examples

Fund Expenses—As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees, distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period May 1, 2014 to October 31, 2014.

Actual Expenses—The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value, May 1, 2014	Ending Account Value, October 31, 2014	Expenses Paid During Period(1)	Annualized Expense Ratio
World Income Fund
Institutional Shares	Actual	$1,000.00	$984.80	$2.05	0.41%
	Hypothetical (2)	$1,000.00	$1,023.14	$2.09	0.41%
Class A Shares	Actual	$1,000.00	$983.50	$3.30	0.66%
	Hypothetical (2)	$1,000.00	$1,021.88	$3.36	0.66%
Class C Shares	Actual (3)	$1,000.00	$981.50	$5.79	1.16%
	Hypothetical (2)	$1,000.00	$1,019.36	$5.90	1.16%
Income Generation Fund
Class A Shares	Actual	$1,000.00	$992.00	$2.41	0.48%
	Hypothetical (2)	$1,000.00	$1,022.79	$2.45	0.48%
Class C Shares	Actual	$1,000.00	$989.40	$4.92	0.98%
	Hypothetical (2)	$1,000.00	$1,020.26	$5.00	0.98%

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios reflect reimbursement of expenses by the Funds’ Advisor for the period beginning May 1, 2014 through October 31, 2014. The “Financial Highlights” tables in the Funds’ financial statements, included in the report, also show the gross expense ratios, without such reimbursements.
(2)	Hypothetical assumes 5% annual return before expenses.

Annual Shareholder Report

Board of Trustees and Trust Officers

Independent Trustees Background and Compensation

Name Age Positions Held with Trust Date Service Began with Huntington Complex	Principal Occupation(s) During Past Five Years, Previous Position(s) and Other Directorships Held
Thomas J. Westerfield* Age: 59 CHAIRMAN OF THE BOARD AND TRUSTEE Began serving: January 2001

Principal Occupation(s): Chairman of the Board and Of Counsel, Dinsmore & Shohl LLP (law firm) (August 2005 to present).

Previous Position(s): Of Counsel, Cors & Bassett LLC (law firm) (1993-2005).

Other Directorships Held: Board Member, Huntington Strategy Shares.

Mark D. Shary Age: 54 TRUSTEE Began serving: November 2010

Principal Occupation(s): Managing Director, ET Partner (consulting) (2008 to present); Private investor (2007 to present).

Previous Position(s): Chief Executive Officer and President, BestTransport.com, Inc. (2003 to 2007); President, Bostech Corporation (2000 to 2002).

Other Directorships Held: Board Member, Huntington Strategy Shares; Director, SafeWhite, hc1.com, Updox, MBA Focus, InnerApps, and Vantage Point Logistics (all private companies); Trustee, TechColumbus (non-profit); Director, Healthcare.com (1998-2000) (public company).

William H. Zimmer, III Age: 60 TRUSTEE Began Serving: December 2006

Principal Occupation(s): Chief Executive Officer, Cintel Federal Credit Union, (January 2011 to present).

Previous Position(s): Consultant, WHZIII, LLC (March 2009 to January 2011); Assistant Treasurer, Dana Holding Corp. (September 2006 to February 2009) (manufacturing); Vice President and Manager, Global Treasury Management, National City Bank (January 2004 to March 2006); Vice President, Treasury Management Operations, Provident Bank (June 2003 to January 2004); Financial Consultant (April 2001 to June 2003).

Other Directorships Held: Board Member, Huntington Strategy Shares.

*	Thomas J. Westerfield became Chairman of the Trust on February 14, 2013.

Officers*

Name Age Positions Held with Trust Address Date Service Began with Huntington Complex	Principal Occupation(s) and Previous Position(s)
Joseph L. Rezabek Age: 45 PRESIDENT 37 West Broad Street Columbus, OH 43215 Began Serving: February 2013

Principal Occupation(s): President, Huntington Asset Services, Inc. (“HASI”) (March 2012 to present); President, Huntington Strategy Shares (February 2013 to present).

Previous Position(s): Managing Director and Head of Fund Services, Citi (2006 to 2012); Chief Operating Officer (Milan, Italy), State Street Corporation (1999 to 2006).

R. Jeffrey Young Age: 50 CHIEF EXECUTIVE OFFICER 37 West Broad Street Columbus, OH 43215 Began Serving: February 2010

Principal Occupation(s): Senior Vice President, HASI (January 2010 to present); Chief Executive Officer, Huntington Strategy Shares (November 2010 to present); Chairman of the Board, Valued Advisers Trust (June 2010 to present); Chief Executive Officer and President, Valued Advisers Trust (January 2010 to present); Chairman of the Board, Capitol Series Trust (September 2013 to present).

Previous Position(s): President and Chief Executive Officer, Dreman Contrarian Funds (March 2011 to February 2013); Independent Chair, Valued Advisers Trust (August 2008 to January 2010); Managing Director, WealthStone (2007 to 2009); Senior Vice President, Operations, BISYS Fund Services (2006 to 2007); Senior Vice President/Vice President, Client Services, BISYS Fund Services (1994 to 2006).

Annual Shareholder Report

Board of Trustees and Trust Officers (Continued)

Name Age Positions Held with Trust Address Date Service Began with Huntington Complex	Principal Occupation(s) and Previous Position(s)
Martin R. Dean Age: 51 ANTI-MONEY LAUNDERING OFFICER AND CHIEF COMPLIANCE OFFICER 37 West Broad Street Columbus, OH 43215 Began Serving: July 2013

Principal Occupation(s): Senior Vice President and Compliance Group Manager, HASI (July 2013 to present); Anti-Money Laundering Officer and Chief Compliance Officer, Huntington Strategy Shares (July 2013 to present).

Previous Position(s): Director and Fund Accounting and Fund Administration Product Manager, Citi (2008 to June 2013); Senior Vice President/Vice President, Fund Administration, Citi (formerly, BISYS Fund Services) (May 1994 to 2008)

Matthew J. Miller Age: 38 VICE PRESIDENT 2960 N. Meridian St., Ste 300 Indianapolis, IN 46208 Began Serving: February 2010	Principal Occupation(s): Vice President, Relationship Management, HASI (2008 to present). Previous Position(s): Vice President, Transfer Agency Operations, HASI (2002 to 2008).
Bryan W. Ashmus Age: 41 TREASURER 37 West Broad Street Columbus, OH 43215 Began Serving: November 2013

Principal Occupation(s): Vice President, Financial Administration, HASI (September 2013 to present); Principal Financial Officer and Treasurer, Valued Advisers Trust (December 2013 to present); Treasurer, Huntington Strategy Shares (November 2013 to present).

Previous Position(s): Citi Fund Services, Ohio, Inc. (May 2005 to September 2013).

Jay S. Fitton Age: 44 SECRETARY 3805 Edwards Road Cincinnati, OH 45209 Began Serving: February 2012

Principal Occupation(s): Vice President of Legal Administration, HASI (November 2011 to present); Secretary, Huntington Strategy Shares (October 2012 to present).

Previous Position(s): Vice President and Senior Counsel, J.P. Morgan Chase (April 2007 to November 2011).

*	Officers do not receive any compensation from the Trust.

Annual Shareholder Report

Investment Contract Review Disclosure (Unaudited)

BOARD OF TRUSTEES’ CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT FOR THE HUNTINGTON INCOME GENERATION FUND AND HUNTINGTON WORLD INCOME FUND (the “Funds”)

The Board of Trustees is responsible for determining whether to approve the Funds’ investment advisory agreement. At a meeting held on August 19, 2014, the Board unanimously approved the investment advisory agreement between Huntington Asset Advisors, Inc. (the “Advisor”) and the Funds (the “Advisory Agreement”). Pursuant to the Advisory Agreement between the Advisor and the Funds, the Advisor provides advisory services to the Funds.

During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving the Advisory Agreement, the Board, including a majority of the independent Trustees, considered many factors, the most significant of which were: (1) the nature of the services provided to the Funds by the Advisor in relation to the advisory fees; (2) the individual performance of the Funds; (3) the Advisor’s costs and the profits realized through providing the Funds with advisory services; (4) whether the Advisor has realized or may realize economies of scale in providing services to the Funds and if these economies are shared with the Funds; and (5) a comparison of the fees and performance of comparable funds.

Nature, Extent and Quality of Services in Relation to the Advisory Fees. In considering the nature, extent and quality of the services provided by the Advisor, the Board reviewed information relating to the Advisor’s operations and personnel. Among other things, the Advisor provided descriptions of its organizational and management structure, biographical information on its supervisory and portfolio management staff on a fund-by-fund basis, and financial information. The Advisor also provided a presentation of its past and current initiatives. The Trustees also took into account the financial condition of the Advisor with respect to its ability to provide the services required under the Advisory Agreement. The Board determined that the nature, extent and quality of the services provided by the Advisor, in relation to the advisory fees, were acceptable.

Individual Performance of the Funds. The Board reviewed each Fund’s short-term and long-term performance records and the Advisor’s management styles in relation to comparable funds and appropriate benchmarks. The Board noted that it reviews detailed information about each Fund’s performance on a quarterly basis. The Board also reviewed various comparative data for the Funds provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, each Fund’s performance compared to similar funds based on information provided by Lipper Inc. (“Lipper”) for the one-year period ending March 31, 2014, as well as each Fund’s performance compared to its benchmark index for the one-year and since-inception periods, as applicable, ending March 31, 2014.

Advisor’s Costs and the Profits Realized Through Providing the Fund With Advisory Services. In considering the reasonableness of the advisory fees, the Board reviewed information provided by the Advisor setting forth all revenues and other benefits, both direct and indirect, received by the Advisor and its affiliates attributable to managing the Funds, the cost of providing such services and the resulting profitability to the Advisor and its affiliates from these relationships. The Trustees determined that the profitability of the Advisor was acceptable in relation to the nature and quality of services provided to the Funds.

Economies of Scale in Providing Services to the Funds and Whether These Economies Are Shared With the Funds. The Board considered the effect of each Fund’s growth and size on its performance and fees. The Board also noted that with the current renewal of the Advisory Agreement, the Advisory Agreement reflects the implementation of investment advisory fee breakpoints. The Board further noted that the administration fee charged to the Funds included fee breakpoints, which allowed the Funds to realize economies of scale as the assets of the Funds increase over time.

Annual Shareholder Report

Investment Contract Review Disclosure (Unaudited) (Continued)

Comparison of the Fees and Performance of Comparable Funds. With respect to each Fund’s performance and fees, the Board considered comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board used Lipper peer group information provided by Strategic Insight, Inc. with respect to comparable fee and performance analysis for each of the Funds. The data for the fee and performance analysis was generated on an aggregate portfolio level since not all funds offer the same types of share classes. The Board also received information concerning fees charged by the Advisor to other accounts, but did not consider that information to be as relevant in light of the differences in services provided.

Other Considerations. In addition to the detailed review of the individual Funds below and among other data considered, the Board also requests and receives substantial and detailed information about the Funds and the Advisor on a regular basis. The Advisor provides much of this information at each regular meeting of the Board and furnishes additional reports in connection with the Board’s formal review of the Advisory Agreement. The Board may also receive information between regular meetings relating to particular matters as the need arises. The Board’s evaluation of the Advisory Agreement is informed by reports covering such matters as: the Advisor’s investment philosophy, personnel, and processes; operating strategies; each Fund’s short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitive funds and/or other benchmarks, as appropriate) and comments on reasons for performance. The Board also considered reports concerning each Fund’s expenses (including the advisory fee itself and the overall expense structure of each Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Funds by the Advisor and its affiliates; compliance and audit reports concerning the Funds (including communications from regulatory agencies), as well as the Advisor’s responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Funds and the Advisor are responding to them. In the course of their deliberations regarding the Advisory Agreements, the Board also evaluated, among other things, the Advisor’s ability to supervise the Funds’ other service providers and its compliance program.

The Board based its decision to approve the Advisory Agreement on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above are relevant to the Funds, nor does the Board consider any one of them to be determinative. With respect to the factors that are relevant, the Board’s decision to approve the Advisory Agreement reflects its determination that the Advisor’s performance and actions provide an acceptable basis to support the decision to continue the existing arrangements.

While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decisions. The Board concluded that the Funds’ advisory and total fees were reasonable in light of the quality and nature of services provided by the Advisor and its affiliates.

Income Generation Fund

Among other data considered, the Board noted that the Fund underperformed the average and median of its Lipper peer group for the one-year period ended March 31, 2014. The Board also noted that the Fund outperformed its benchmark for the one-year and since-inception periods ended March 31, 2014. The Board also noted that the Fund’s combined advisory/administrative fee is above the average and median of its Lipper peer group and its total net fees are above the average and median of its Lipper peer group. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee and/or to reimburse operating expenses of the Fund. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions, and management’s future plans with respect to the Fund.

Annual Shareholder Report

World Income Fund

Among other data considered, the Board noted that the Fund underperformed the average and median of its Lipper peer group for the one-year period ended March 31, 2014. The Board also noted that the Fund underperformed its benchmark for the one-year and since-inception periods ended March 31, 2014. The Board also noted that the Fund’s combined advisory/administrative fee is below the average and median of its Lipper peer group and its total net fees are below the median and average of its Lipper peer group. The Board took into consideration the Advisor’s agreement to waive all or a portion of its advisory fee and/or to reimburse operating expenses of the Fund. The Board took into account management’s discussion of the Fund’s performance, including the impact of market conditions, and management’s future plans with respect to the Fund.

Annual Shareholder Report

Notes

Notes

Notes

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-800-253-0412 or at www.huntingtonfunds.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (call 1-202-551-8090 for information on the operation of the Public Reference Room.) You may also access this information at www.huntingtonfunds.com by selecting “Form N-Q”.

The Huntington National Bank, a subsidiary of Huntington Bancshares, Inc., is the Custodian of The Huntington Funds. Huntington Asset Services, Inc. serves as the Administrator and Fund Accountant and is affiliated with the Huntington National Bank. Huntington Asset Advisors, Inc., a subsidiary of the Huntington National Bank, serves as Investment Advisor to the Funds. Unified Financial Securities, Inc. serves as the Distributor of The Huntington Funds and is affiliated with the Huntington National Bank.

Mutual funds, including money market funds, are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

Distributed by Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208. (Member FINRA)

Huntington Shareholder Services: 800-253-0412

Item 2.	Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Mark D. Shary, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2014: $40,564

Fiscal year ended 2013: $37,740

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2014: $0

Fiscal year ended 2013: $0

Fees for 2014 and 2013 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2014: $10,420

Fiscal year ended 2013: $10,200

Fees for 2014 and 2013 related to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2014: $0

Fiscal year ended 2013: $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit and Non-Audit Services Pre-Approval Policies and Procedures

I. Purpose

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of The Huntington Funds (the “Fund”) is responsible for the appointment, compensation and oversight of the work of the Fund’s independent auditor. As part of this responsibility, the Audit Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Fund in order assure that they do not impair the auditor’s independence from the Fund. In addition, the Audit Committee also must pre-approve its independent auditor’s engagement for non-audit services with the Fund’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and/or financial reporting of the Fund.

To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Fund’s independent auditor may not provide to the Fund, as well as the Audit Committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) a general pre-approval, or (ii) a specific pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). General pre-approvals are authorized by SEC rules only subject to detailed policies and procedures. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Accordingly, the Audit Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Fund may be performed by the independent auditor under pre-approvals.

II. General Pre-Approval Policies

It is the policy of the Audit Committee that audit and non-audit services to be performed by the Fund’s independent auditor be pre-approved only when in the best interests of the Fund’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1. the qualifications of the auditor to perform the services involved;

2. the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3. the permissibility of the services under applicable rules and guidance of the SEC;

4. the effect, if any, of the performance of the proposed services on the auditor’s independence;

5. the effect of the compensation for the proposed services on the auditor’s independence; and

6. the effect, if any, of the proposed services on the Fund’s ability to manage or control risk or to improve audit quality.

In accordance with SEC rules, non-audit services performed by the Fund’s independent auditor may not include the following:

1. Bookkeeping or other services related to the accounting records or financial statements of the audit client;

2. Financial information systems design and implementation;

3. Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

4. Actuarial services;

5. Internal audit outsourcing services;

6. Management functions or human resources;

7. Broker-dealer, investment adviser or investment banking services; and

8. Legal services and expert services unrelated to the audit.

III. Procedures for Pre-Approval by the Audit Committee

1. Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Fund.

2. All requests for pre-approval shall be made to the full Audit Committee at regularly scheduled meetings thereof (or at a special meeting of the Audit Committee set to coincide with regular meetings of the Fund’s Board of Trustees) whenever practicable.

3. Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4. If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Chairman of the Audit Committee. The Chairman of the Audit Committee shall then determine whether to schedule a special meeting of the Audit Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Audit Committee under procedures set forth in Section IV below.

5. Requests for pre-approval may include, but are not limited to, the following services:

a. audit engagement, particularly for interim periods;

b. tax compliance, tax planning, and tax advice;

c. review and consents with respect to use of reports in post-effective amendments to the registration statements of the Fund;

d. review of IRS shareholder materials;

e. review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

f. market research and strategic insights.

6. Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

In accordance with PCAOB Rule 3524, requests for pre-approval of permissible tax services by the independent auditor must have the following items described in writing for the audit committee:

a. the scope of the proposed tax service,

b. the fee structure for the engagement,

c. any side letters, amendments to the engagement letter or any other agreements, whether oral, written, or otherwise, relating to the service between the audit firm and the Funds, and

d. any compensation arrangements or other agreements between the audit firm and any third party with respect to promoting, marketing, or recommending a transaction covered by the proposed tax service.

The audit firm should discuss with the Audit Committee, the potential effect of the proposed tax service(s) on the audit firm’s independence.

7. Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

8. The Audit Committee’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes.

9. The Audit Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Fund’s management.

10. The Audit Committee’s action on a request for pre-approval shall be reported to the full Board of Trustees.

11. Pre-approvals will be granted for a period of no more than one year.

IV. Procedures for Pre-Approval by a Delegate of the Audit Committee

1. Where it has been determined by the Chairman of the Audit Committee that consideration of a request for pre-approval by the full Audit Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Audit Committee appointed by the Audit Committee as its delegate (the “Delegate”) for this purpose. (As of the date of the adoption of these guidelines and procedures, the Chairman of the Audit Committee has been so appointed, and such appointment may be revoked or modified by the Audit Committee at any time.)

2. Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Fund.

3. Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4. Requests for pre-approval may include, but are not limited to, the following services:

a. audit engagement, particularly for interim periods;

b. tax compliance, tax planning, and tax advice;

c. review and consents with respect to use of reports in post-effective amendments to the registration statements of the Fund;

d. review of IRS shareholder materials;

e. review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

f. market research and strategic insights.

5. Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6. Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

7. The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Audit Committee and, under normal circumstances, to the Fund’s management.

8. Pre-approvals by the Delegate shall be reviewed by the Audit Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Audit Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Audit Committee members addressed to the Chairman of the Audit Committee.

9. Pre-approvals by the Delegate may be modified or revoked by the Audit Committee, but will not absolve the Fund of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10. The results of the Audit Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes and reported to the full Board of Trustees.

11. Pre-approvals will be granted by the Delegate for a period of no more than one year.

V. Procedures for Monitoring Engagements Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Audit Committee in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Audit Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Audit Committee and an additional express approval or pre-approval must be obtained.

VI. Amendment

These Policies and Procedures may be amended or revoked at any time by the Audit Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

Adopted May 4, 2006 and revised February 14, 2007 and October 23, 2007

(e)(2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Fiscal year ended 2014- 100%

Fiscal year ended 2013- 100%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X, 100% and 100% respectively.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Ernst and Young LLP for the Funds and certain entities (including the adviser (excluding sub-adviser) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (Funds)), totaled $10,420 and $10,200 in 2014 and 2013, respectively, which includes the Funds’ tax fees above in Section I and tax fees for Huntington’s Trust Department related to settlement funds where Huntington National Bank is the executor.

(h) The registrant’s Audit Committee has considered whether the provision of non audit services that were rendered to registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    The Huntington Funds

By (Signature and Title)*	/s/ R. Jeffrey Young
R. Jeffrey Young, Chief Executive Officer and Principal Executive Officer

Date    12/23/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Jeffrey Young
R. Jeffrey Young, Chief Executive Officer and Principal Executive Officer

Date    12/23/2014

By (Signature and Title)*	/s/ Bryan W. Ashmus
Bryan W. Ashmus, Treasurer and Principal Financial Officer

Date    12/23/2014